                             AGREEMENT OF AMENDMENT


                                                    Dated as of January 31, 2000

                  Reference is made to (i) that certain Revolving Credit Agreement dated as of April 12, 1999 (the "Credit Agreement"), between Liberty Funds Group LLC (the "Borrower"), Corporate Receivables Corporation, Citibank, N.A. and Citicorp North America, Inc. as agent (the "Agent"), and (ii) that certain Pledge and Security Agreement dated as of April 12, 1999 (the "Security Agreement") between Liberty Funds Distributor, Inc. (the "Distributor") and the Agent. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in Appendix A to the Credit Agreement.

                  The parties hereto agree that, effective as of the date hereof, Schedule II to the Security Agreement is hereby replaced in its entirety with Annex A to this Agreement of Amendment.

                  The parties hereto agree that, effective as of the date hereof, Schedule III to the Security Agreement is hereby replaced in its entirety with Annex B to this Agreement of Amendment.

                  The Borrower represents and warrants to each of the Secured Parties that immediately after giving effect to this Agreement of Amendment, (i) it is in full compliance with the Borrowing Base Test, and (ii) each of its representations and warranties set forth in the Credit Agreement are true and correct as if made on such date.

                  This Agreement of Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same agreement.

                  THIS AGREEMENT OF AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                                             LIBERTY FUNDS DISTRIBUTOR, INC.,
                                               as Distributor


                                             By: /s/ NANCY L. CONLIN
                                                -----------------------------
                                                  Name:  Nancy L. Conlin
                                                  Title: Clerk

                                             LIBERTY FUNDS GROUP LLC,
                                               as Borrower


                                             By: /s/ NANCY L. CONLIN
                                                -----------------------------
                                                  Name:  Nancy L. Conlin
                                                  Title: Secretary

                                             CITICORP NORTH AMERICA, INC.,
                                               as Agent


                                             By: /s/ FRANK FORESTER III
                                                -----------------------------
                                                  Name:  Frank Forester III
                                                  Title: Vice President

                                             CORPORATE RECEIVABLES
                                               CORPORATION,
                                               as Agent


                                             By: /s/ FRANK FORESTER III
                                                -----------------------------
                                                  Name:  Frank Forester III
                                                  Title: Vice President

                                             CITIBANK, N.A.,
                                               as Agent


                                             By: /s/ FRANK FORESTER III
                                                -----------------------------
                                                  Name:  Frank Forester III
                                                  Title: Vice President

                                                                         ANNEX A




                                                                     SCHEDULE II

CDSC PAYMENT CHART


----------------------------------------------------------------------------------------------------------------
TYPE OF FEE
STRUCTURE:
                     B1        B2         B3          B4           B5           B6           B7           B8

----------------------------------------------------------------------------------------------------------------

REDEMPTION
FEE:

----------------------------------------------------------------------------------------------------------------
   Year 1            5%        5%         5%          5%           4%           3%           2%           4%

----------------------------------------------------------------------------------------------------------------
   Year 2            4%        4%         4%          4%           3%           2%           2%           3%

----------------------------------------------------------------------------------------------------------------
   Year 3            3%        4%         3%          3%           2%           1%           1%           2%

----------------------------------------------------------------------------------------------------------------
   Year 4            3%        3%         3%          3%           2%           0%                        1%

----------------------------------------------------------------------------------------------------------------
   Year 5            2%        2%         2%          2%           1%                                     0%

----------------------------------------------------------------------------------------------------------------
   Year 6            1%        1%         1%          1%           0%                                     0%

----------------------------------------------------------------------------------------------------------------
   Year 7            0%        0%         0%          0%                                                  0%

----------------------------------------------------------------------------------------------------------------
   Year 8            0%        0%         0%          0%                                                  0%

----------------------------------------------------------------------------------------------------------------



Companies currently using B1 Structure: Colonial Trust I; Colonial Trust II; Colonial Trust III, Colonial Trust IV; Colonial Trust V.

Companies currently using B2 Structure: Colonial Trust I; Colonial Trust II; Colonial Trust III; Colonial Trust IV; Colonial Trust VI; Colonial Trust VII.

Companies currently using B3 Structure:  Colonial Trust I.

Companies currently using B8 Structure:  Colonial Trust II; Colonial Trust IV.

With respect to each of the following Funds (each a "Discount Program Fund" and collectively, the "Discount Program Funds"):

----------------------------------------------------------------------------------------------------------------------

COLONIAL HIGH YIELD SECURITIES FUND                           COLONIAL TAX-EXEMPT FUND*
COLONIAL INCOME FUND*                                         COLONIAL TAX-EXEMPT INSURED FUND*
COLONIAL STRATEGIC INCOME FUND                                COLONIAL INTERMEDIATE TAX-EXEMPT FUND(1)
STEIN ROE ADVISOR TAX-MANAGED GROWTH FUND                     COLONIAL MUNICIPAL MONEY MARKET FUND*
STEIN ROE ADVISOR TAX-MANAGED VALUE FUND                      COLONIAL UTILITIES FUND
COLONIAL MONEY MARKET FUND*                                   COLONIAL CALIFORNIA TAX-EXEMPT FUND*
NEWPORT JAPAN OPPORTUNITIES FUND                              COLONIAL CONNECTICUT TAX-EXEMPT FUND*
NEWPORT TIGER CUB FUND                                        COLONIAL FLORIDA TAX-EXEMPT FUND*
NEWPORT GREATER CHINA FUND                                    COLONIAL MASSACHUSETTS TAX-EXEMPT FUND*
COLONIAL SHORT DURATION U.S. GOVERNMENT FUND(1)               COLONIAL MICHIGAN TAX-EXEMPT FUND*
COLONIAL INTERMEDIATE U.S. GOVERNMENT FUND*                   COLONIAL MINNESOTA TAX-EXEMPT FUND*
COLONIAL FEDERAL SECURITIES FUND*                             COLONIAL NEW YORK TAX-EXEMPT FUND*
CRABBE HUSON CONTRARIAN FUND                                  COLONIAL NORTH CAROLINA TAX-EXEMPT FUND*
CRABBE HUSON REAL ESTATE FUND                                 COLONIAL OHIO TAX-EXEMPT FUND*
CRABBE HUSON EQUITY FUND                                      COLONIAL SMALL CAP VALUE FUND
CRABBE HUSON MANAGED INCOME & EQUITY FUND                     COLONIAL U.S. GROWTH & INCOME FUND
CRABBE HUSON OREGON TAX-FREE FUND*                            COLONIAL VALUE FUND
COLONIAL GLOBAL EQUITY FUND                                   NEWPORT ASIA PACIFIC FUND
COLONIAL INTERNATIONAL HORIZONS FUND                          NEWPORT EUROPE FUND
COLONIAL GLOBAL UTILITIES FUND                                NEWPORT TIGER FUND
COLONIAL SELECT VALUE FUND                                    COLONIAL COUNSELOR SELECT INCOME PORTFOLIO*
COLONIAL STRATEGIC BALANCED FUND                              COLONIAL COUNSELOR SELECT BALANCED PORTFOLIO
THE COLONIAL FUND                                             COLONIAL COUNSELOR SELECT GROWTH PORTFOLIO
COLONIAL HIGH YIELD MUNICIPAL FUND*                           LIBERTY ALL-STAR GROWTH AND INCOME FUND
----------------------------------------------------------------------------------------------------------------------



         The following information supplements the information in the CDSC Payment Chart with respect to each Discount Program Fund:

         The CDSCs for larger purchases of Class B shares of the Discount Program Funds through participating financial advisor firms are being reduced, effective February 1, 2000, as follows:

         - The reductions apply only to Class B shares purchased on or after February 1, 2000.

         - The reductions apply only to customers of financial advisor firms that have elected to participate in these reductions. (Some financial advisors firms are not able to participate, because their record keeping or transaction processing systems are not designed to accommodate these reductions.)

         With respect to Class B shares of Discount Program Funds purchased through a participating financial advisor firm, the CDSCs will be as follows:

                         PURCHASES OF LESS THAN $250,000

------------------------------------------------------------------------------------------------------------
HOLDING PERIOD AFTER PURCHASE                           CDSC AS  % DEDUCTED WHEN SHARES SOLD
------------------------------------------------------------------------------------------------------------
Through first year                                      5.00
------------------------------------------------------------------------------------------------------------
Through second year                                     4.00
------------------------------------------------------------------------------------------------------------
Through third year                                      3.00
------------------------------------------------------------------------------------------------------------
Through fourth year                                     3.00
------------------------------------------------------------------------------------------------------------
Through fifth year                                      2.00
------------------------------------------------------------------------------------------------------------
Through sixth year                                      1.00
------------------------------------------------------------------------------------------------------------
Longer than six years                                   0.00
------------------------------------------------------------------------------------------------------------



                   PURCHASES OF $250,000 TO LESS THAN $500,000

------------------------------------------------------------------------------------------------------------
HOLDING PERIOD AFTER PURCHASE                           CDSC AS  % DEDUCTED WHEN SHARES SOLD
------------------------------------------------------------------------------------------------------------
Through first year                                      3.00
------------------------------------------------------------------------------------------------------------
Through second year                                     2.00
------------------------------------------------------------------------------------------------------------
Through third year                                      1.00
------------------------------------------------------------------------------------------------------------
Longer than four years                                  0.00
------------------------------------------------------------------------------------------------------------



                  PURCHASES OF $500,000 TO LESS THAN $1 MILLION

------------------------------------------------------------------------------------------------------------
HOLDING PERIOD AFTER PURCHASE                           CDSC AS  % DEDUCTED WHEN SHARES SOLD
------------------------------------------------------------------------------------------------------------
Through first year                                      3.00
------------------------------------------------------------------------------------------------------------
Through second year                                     2.00
------------------------------------------------------------------------------------------------------------
Through third year                                      1.00
------------------------------------------------------------------------------------------------------------
Longer than four years                                  0.00
------------------------------------------------------------------------------------------------------------



         For purchases through financial advisor firms that do not participate in the Class B discount program, the CDSC, conversion period and commission to the financial advisor will continue to be as described in the CDSC Payment Chart.

         For shares purchased through a financial advisor firm which participates in the discount program, purchases of over $1 million can only be made Class A or Class C shares. For shares purchased through a financial advisor firm which does not participate in the Class B discount program, purchases of more than $250,000 but less than $1 million can only be made in Class A or Class C shares.

         If a shareholder exchanges shares from any Fund which is not a Discount Program Fund into shares of a Discount Program Fund, or transfers any Fund account from a financial advisor firm that does not participate in the Class B discount program to a financial advisor firm that does participate, the exchanged or transferred shares will retain their pre-existing CDSC and conversion schedule, but additional purchases of shares which cause the exchanged or transferred Fund account to exceed the applicable discount level will receive the lower CDSC and reduced holding period for amounts exceeding the discount level and the financial advisor firm will receive the lower commission. If a shareholder exchanges shares from a Discount Program Fund into a Fund which is not a Discount Program Fund or transfers any Fund account from a financial advisor that participates in the Class B discount program to a financial advisor that does not participate, the exchanged or transferred shares will retain the pre-existing CDSC but all additional purchases of Class B shares will be in accordance with the higher CDSC and longer holding period of the non-participating fund or financial advisor.

         An additional way shareholders can pay a lower CDSC and be subject to the applicable reduced holding period when purchasing Class B shares through participating financial advisor firms is through RIGHTS OF ACCUMULATION. If the combined value of the Fund accounts maintained by a shareholder, the shareholder's spouse and minor children reaches a discount level, any additional shares purchased in any of the accounts will be subject to the applicable lower CDSC and reduced holding period.

                                *****************

(1) THE COLONIAL SHORT DURATION U.S. GOVERNMENT FUND and COLONIAL INTERMEDIATE TAX-EXEMPT FUND will be affected by only some of the above changes. The Funds' policies regarding the purchase of Class B shares through participating financial advisor firms of less than $250,000 will not change from what appears in each Fund's current Prospectus. For purchases of $250,000 to less than $500,000 and of $500,000 to less than $1 million, the applicable charts above will apply.

                                                                         ANNEX B


                                                                    SCHEDULE III


                          Permitted Conversion Features


Commission Shares of each Fund will automatically convert to Class A shares no earlier than the date which is eight (8) years after the date on which such shares were purchased.

With respect to each of the following Funds (the "Discount Program Funds"):

----------------------------------------------------------------------------------------------------------------------
COLONIAL HIGH YIELD SECURITIES FUND                           COLONIAL TAX-EXEMPT FUND
COLONIAL INCOME FUND                                          COLONIAL TAX-EXEMPT INSURED FUND
COLONIAL STRATEGIC INCOME FUND                                COLONIAL INTERMEDIATE TAX-EXEMPT FUND
STEIN ROE ADVISOR TAX-MANAGED GROWTH FUND                     COLONIAL MUNICIPAL MONEY MARKET FUND
STEIN ROE ADVISOR TAX-MANAGED VALUE FUND                      COLONIAL UTILITIES FUND
COLONIAL MONEY MARKET FUND                                    COLONIAL CALIFORNIA TAX-EXEMPT FUND
NEWPORT JAPAN OPPORTUNITIES FUND                              COLONIAL CONNECTICUT TAX-EXEMPT FUND
NEWPORT TIGER CUB FUND                                        COLONIAL FLORIDA TAX-EXEMPT FUND
NEWPORT GREATER CHINA FUND                                    COLONIAL MASSACHUSETTS TAX-EXEMPT FUND
COLONIAL SHORT DURATION U.S. GOVERNMENT FUND                  COLONIAL MICHIGAN TAX-EXEMPT FUND
COLONIAL INTERMEDIATE U.S. GOVERNMENT FUND                    COLONIAL MINNESOTA TAX-EXEMPT FUND
COLONIAL FEDERAL SECURITIES FUND                              COLONIAL NEW YORK TAX-EXEMPT FUND
CRABBE HUSON CONTRARIAN FUND                                  COLONIAL NORTH CAROLINA TAX-EXEMPT FUND
CRABBE HUSON REAL ESTATE FUND                                 COLONIAL OHIO TAX-EXEMPT FUND
CRABBE HUSON EQUITY FUND                                      COLONIAL SMALL CAP VALUE FUND
CRABBE HUSON MANAGED INCOME & EQUITY FUND                     COLONIAL U.S. GROWTH & INCOME FUND
CRABBE HUSON OREGON TAX-FREE FUND                             COLONIAL VALUE FUND
COLONIAL GLOBAL EQUITY FUND                                   NEWPORT ASIA PACIFIC FUND
COLONIAL INTERNATIONAL HORIZONS FUND                          NEWPORT EUROPE FUND
COLONIAL GLOBAL UTILITIES FUND                                NEWPORT TIGER FUND
COLONIAL SELECT VALUE FUND                                    COLONIAL COUNSELOR SELECT INCOME PORTFOLIO
COLONIAL STRATEGIC BALANCED FUND                              COLONIAL COUNSELOR SELECT BALANCED PORTFOLIO
THE COLONIAL FUND                                             COLONIAL COUNSELOR SELECT GROWTH PORTFOLIO
COLONIAL HIGH YIELD MUNICIPAL FUND                            LIBERTY ALL-STAR GROWTH AND INCOME FUND
----------------------------------------------------------------------------------------------------------------------



With respect to Class B shares of Discount Program Funds purchased on or after February 1, 2000 through a participating financial advisor firm, the shares will automatically convert to Class A shares as follows:

         - For purchases of $250,000 to less than $500,000, Class B shares will automatically convert to Class A shares on the date which is four (4) years after the date on which such shares were purchased.

         - For purchases of $500,000 to less than $1,000,000, Class B shares will automatically convert to Class A shares on the date which is three (3) years after the date on which such shares were purchased.

If a shareholder exchanges shares from any Fund which is not a Discount Program Fund into shares of a Discount Program Fund, or transfers any Fund account from a financial advisor firm that does not participate in the Class B discount program to a financial advisor firm that does participate, the exchanged or transferred shares will retain their pre-existing conversion schedule, but additional purchases of shares which cause the exchanged or transferred Fund account to exceed the applicable discount level will receive the lower conversion period for amounts exceeding the discount level. If a shareholder exchanges shares from a Discount Program Fund into a Fund which is not a Discount Program Fund or transfers any Fund account from a financial advisor that participates in the Class B discount program to a financial advisor that does not participate, the exchanged or transferred shares will retain the pre-existing conversion schedule but all additional purchases of Class B shares will be in accordance with the longer conversion period of the non-participating fund or financial advisor.

An additional way shareholders can fall within the reduced holding period when purchasing Class B shares through participating financial advisor firms is through RIGHTS OF ACCUMULATION. If the combined value of the Fund accounts maintained by a shareholder, the shareholder's spouse and minor children reaches a discount level, any additional shares purchased in any of the accounts will be subject to the reduced automatic conversion period.